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                                                                       Exhibit I

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-39068 and 333-30612) of Blockbuster Inc. of our report dated June 20, 2001, relating to the financial statements of the Blockbuster Investment Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP

New York, New York
June 29, 2001